Exhibit 99.1

1	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF May 12, 2008

RECENT COMMITMENTS — (See Body of Report For Contract Details/Date Changes and Other Information)
Ocean Ambassador									One well with Walter in GOM
						Dayrate		Est. End
Rig Name	WD	Location	Status	Operator	Current Term	(000s)	Start Date	Date	Future Contracts and Other Information*

Domestic Deepwater Semisubmersibles (8)
Ocean Quest	3,500’	GOM	Contracted	Noble	two year term + option	upper 350’s	mid June 2007	mid June 2009	Available; actively marketing.
Ocean Star	5,500’	GOM	Contracted	Anadarko	term extension	upper 410’s	late Nov. 2007	late Nov. 2008	Available; actively marketing.
Ocean America	5,500’	GOM	Contracted	Mariner	term	upper 460’s	mid March 2008	early July 2009	Available, actively marketing.
Ocean Valiant	5,500’	GOM	Contracted	Anadarko	one year term extension	upper 420’s	mid March 2008	mid June 2009	One-year term extension interrupted for special survey and maintenance expected to begin mid July and end mid Oct. 2008. Available; actively marketing.
Ocean Victory	5,500’	GOM	Contracted	Murphy	completion Murphy contract	upper 330’s	late July 2007	mid Aug. 2008	Callon and Newfield have swapped slots. Next up is now two wells with Callon in low 500’s beginning mid Aug. 2008 and ending early Feb. 2009; followed by one well with Newfield in low 300’s (swap from old Voyager contract in low 300’s) beginning early Feb. 2009 and ending early April 2009; followed by one well extension with Newfield plus option in low 500’s beginning early April 2009 and ending late May 2009. Available; actively marketing.
Ocean Baroness	7,000’	GOM	Contracted	Hess	three year term extension + option	mid 360’s	late Nov. 2007	late Nov. 2009	Available; actively marketing.
Ocean Confidence	7,500’	GOM	Contracted	Murphy	four year term + option	low 500’s	late Feb. 2008	mid March 2012	Thruster maintenance early Oct. to mid Oct. 2008. Available.
Ocean Endeavor	10,000’	GOM	Contracted	Devon	four year term + option	mid 260’s	early July 2007	late June 2011	Available.

Domestic 2nd/3rd Generation Semisubmersibles (2)
Ocean Ambassador	1,100’	GOM	Contracted	Apache	one well	mid 270’s	early April 2008	mid May 2008	One well with Walter in mid $220’s beginning mid-May and ending late June 2008; followed by 5-year survey and maintenance late June to mid Sept. 2008. Available; actively marketing.
Ocean Saratoga	2,200’	GOM	Contracted	LLOG	six month term + option	low 300’s	late Oct. 2007	mid June 2008	Available; actively marketing.

Domestic Jackups (7)
Ocean Crusader	200’ MC	GOM	Contracted	Apache	three wells + option	low 60’s	early March 2008	mid May 2008	One well extension plus option with Apache in low 60’s beginning mid May and ending mid July 2008. Available; actively marketing.
Ocean Drake	200’ MC	GOM	Contracted	Walter	one well	low 60’s	early May 2008	late June 2008	5-year survey and maintenance beginning late June and ending mid August 2008. Available; actively marketing.
Ocean Champion	250’ MS	GOM	Contracted	Bois d’Arc	90-day term + option	high 50’s	late April 2008	early July 2008	Available; actively marketing.
Ocean Spartan	300’ IC	GOM	Contracted	Apache	one well	low 80’s	mid April 2008	late May 2008	Four wells plus option with Samson in mid 80’s beginning late May and ending late Aug. 2008. Available; actively marketing.
Ocean Summit	300’ IC	GOM	Contracted	Energy Partners	one well extension + option	mid 80’s	late April 2008	late May 2008	Available; actively marketing.
Ocean Titan	350’ IC	GOM	Contracted	Apache	two wells	mid 80’s	mid Feb. 2008	late May 2008	Three wells plus option with Apache in low 100’s, mid 100’s and low 110’s, respectively, beginning late May and ending early Oct. 2008. Available; actively marketing.
Ocean Tower	350’ IC	GOM	Contracted	Chevron	90-day extension plus option	mid 100’s	late April 2008	late July 2008	Available; actively marketing.

2	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF May 12, 2008

						Dayrate		Est. End
Rig Name	WD	Location	Status	Operator	Current Term	(000s)	Start Date	Date	Future Contracts and Other Information*

International Semisubmersibles (19)

MEXICO
Ocean New Era	1,500’	Mexico	Contracted	PEMEX	2 1/2-year term	mid 260’s	late Oct. 2007	mid Feb. 2010	Available.
Ocean Voyager	3,000’	Mexico	Contracted	PEMEX	2-1/2 year term	mid 330’s	early Nov. 2007	late Feb. 2010	Available.
NORTH SEA/MED
Ocean Nomad	1,200’	North Sea	Contracted	Talisman	18-month extension	mid 280’s	early Feb. 2007	early Oct. 2008	Survey and maintenance beginning mid Aug. 2008 and ending early Oct. 2008; followed by resumption of Talisman extension ending early Oct. 2008; followed by two-year term extension with Talisman in mid 330’s beginning early Oct. 2008 and ending early Oct. 2010. Available; actively marketing.
Ocean Guardian	1,500’	North Sea	Contracted	Oilexco	two year term	low 350’s	early June 2007	mid July 2009	Intermediate survey and maintenance early July to mid Aug. 2008. Two-year extension with Oilexco in mid 380’s beginning mid July 2009 and ending mid July 2011. Available; actively marketing.
Ocean Princess	1,500’	North Sea	Contracted	Talisman	two year term extension	upper 330’s	mid Feb. 2008	mid April 2010	5-year survey and maintenance beginning late July and ending late Sept. 2008. Available; actively marketing.
Ocean Vanguard	1,500’	North Sea	Contracted	Statoil	two year extension plus option	low 400’s	late April 2008	mid April 2010	Available; actively marketing.
Ocean Lexington	2,200’	Egypt	Contracted	BP	36 month term	mid 260’s	late Nov. 2006	mid Aug. 2009	Available; actively marketing.
AUSTRALASIA
Ocean Bounty	1,500’	Australia	Contracted	Chevron	sublet from Woodside	low 350’s	early Feb. 2008	late July 2008	Special Survey beginning late July 2008 and ending mid Aug. 2008; followed by remainder of one-year term with Woodside in low 350’s beginning mid Aug. 2008 and ending mid March 2009; followed by 240-day re-engine and upgrade ending mid Nov. 2009; followed by two year extension from Woodside in Australia in mid 420’s beginning mid Nov. 2009 and ending mid Nov. 2011. Available; actively marketing.
Ocean Patriot	1,500’	Australia	Contracted	Anzon	one well	low 350’s	early March 2008	mid May 2008	Remainder of Santos term plus option in high 370’s beginning mid May 2008 and ending late Dec. 2008; followed by two-year term contract in Australia at a dayrate between 380,000 and 420,000*** with Apache, plus option, beginning late Dec. 2008 and ending late Dec. 2010. Available; actively marketing.
Ocean Epoch	1,640’	Australia	Contracted	Apache	one-year term	low 350’s	early March 2008	early March 2009	550-day term contract in Australia in low 350’s with BHPB, plus option, beginning early March 2009 and ending early Sept. 2010. Available; actively marketing.
Ocean General	2,400	Indonesia	Contracted	Inpex	one well	mid 170’s	late Feb. 2008	early June 2008	5-year survey and maintenance beginning early June and ending late July 2008; followed by approximately 730 day’s work plus option in Vietnam with PVEP in low 280’s beginning late 2008 and ending late July 2010. Available; actively marketing.
Ocean Rover	7,000’	Malaysia	Contracted	Murphy	balance of previously declared batch setting and option wells	high 240’s	late Feb. 2008	early Jan. 2009	Program interrupted by single deepwater well in low 350’s beginning mid July and ending late July; followed by UWILD survey and maintenance beginning late July 2008 and ending early Sept.; followed by balance of previously declared option wells in high 240’s beginning early Sept. and ending early Jan. 2009; followed by one well with Newfield in Malaysia in low 450’s beginning early Jan. 2009 and ending mid Feb. 2009; followed by two-year term with Murphy in Malaysia in low 450’s beginning mid Feb. 2009 and ending mid Feb. 2011. Available; actively marketing.

3	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF May 12, 2008

						Dayrate		Est. End
Rig Name	WD	Location	Status	Operator	Current Term	(000s)	Start Date	Date	Future Contracts and Other Information*

BRAZIL/TRINIDAD
Ocean Whittington	1,500’	Brazil	Contracted	Petrobras	five year term plus potential bonus	mid 220’s	late Aug. 2007	late Aug. 2012	Resume and complete contract upgrade work beginning early Oct. 2008 and ending late Nov. 2008; followed by resumption of five year term in mid 220’s plus potential 15% performance bonus. Available.
Ocean Concord	2,200’	Brazil	Contracted	Petrobras	five year term plus potential bonus	low 230’s	mid Jan. 2008	mid Jan. 2013	Available.
Ocean Yorktown	2,850’	Mobe to Brazil	Contracted	DODI	mobe and acceptance test for Brazil	—	—	late July 2008	Five-year term contract with Petrobras in Brazil in mid 230’s plus lump sum mobe and potential 15% bonus beginning in late July 2008 and ending in late July 2013. Available.
Ocean Yatzy	3,300’	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 110’s	early Oct. 2005	early Oct. 2009	Five-year term extension in mid 240’s plus potential 10% performance bonus beginning early Oct. 2009 and ending early Oct. 2014. Available.
Ocean Winner	3,500’	Brazil	Contracted	Petrobras	four year extension plus potential bonus	low 110’s	mid Mar. 2006	mid Mar. 2010	Five-year term extension in low 270’s plus potential 10% performance bonus beginning mid Mar. 2010 and ending mid Mar. 2015. Available.
Ocean Worker	3,500’	Trinidad	Contracted	Petro-Canada	six-month term	low 450’s	mid Nov. 2007	mid July 2008	Lump sum mobe to Brazil plus subsequent acceptance test beginning mid July 2008 and ending late Oct. 2008; followed by six-year term contract with Petrobras in low 270’s plus potential 10% performance bonus beginning late Oct. 2008 and ending late Oct. 2014. Available.

Ocean Alliance	5,000’	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 150’s	mid Jan. 2008	early Sept. 2009	Six-year term extension in low 340’s plus potential 15% performance bonus beginning early Sept. 2009 and ending early Sept. 2015. Available.

International Drillships (1)
Ocean Clipper	7,500’	Brazil	Contracted	Petrobras	five-year extension plus potential bonus	low 180’s	mid Dec. 2005	mid Dec. 2010	Resume five year extension in low 180’s plus potential 5% performance bonus ending mid Dec. 2010. Available.

International Jackups (6)
Ocean Columbia	250’ IC	Mexico	Contracted	Pemex	1-1/2 year term	mid 120’s	late Jan. 2008	mid June 2009	Available; actively marketing.
Ocean Nugget	300’ IC	Mexico	Contracted	Pemex	term contract	upper 160’s	early Oct 2006	late Mar. 2009	Available; actively marketing.
Ocean King	300’ IC	Croatia	Contracted	CROSCO	two year bareboat charter	upper 100’s	mid Nov. 2007	early Nov. 2009	Available; actively marketing.
Ocean Sovereign	300’ IC	Indonesia	Contracted	Kodeco	18-month term + option	mid 90’s	mid Oct. 2006	early June 2008	Extension up to survey in mid 120’s; followed by intermediate survey mid July to early Aug. 2008; followed by 18-month term extension with Kodeco in mid 140’s beginning early Aug. 2008 and ending early Feb. 2010. Available; actively marketing.
Ocean Heritage	300’ IC	UAE	—	DODI	hot stacked	—	—	—	Available; actively marketing.
Ocean Spur	300’ IC	Egypt	Contracted	Gaz de France	one well	low 190’s	late March 2008	early June 2008	One well with British Gas in Egypt in mid 130’s beginning early June and ending in mid Aug. 2008; followed by one-year term with WEPCO in low 140’s in Egypt beginning mid Aug. 2008 and ending mid Aug. 2009. Available; actively marketing.

4	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF May 12, 2008

						Dayrate		Est. End
Rig Name	WD	Location	Status	Operator	Current Term	(000s)	Start Date	Date	Future Contracts and Other Information*

Upgrade (1)
Ocean Monarch	2,200’	Shipyard	—	DODI	—	—	—	—	Singapore shipyard for upgrade to 10,000 ft. capable 5th Generation rig. Estimated completion, including commissioning and commencement of mobe to GOM, late fourth quarter 2008; followed by completion of mobe to GOM and rig prep ending late Feb. 2009; followed by four-year term, plus option, with Anadarko in the GOM in the upper 420’s beginning late Feb. 2009 and ending late Feb. 2013. Available.

Newbuild Rigs Under Construction (2)
Ocean Shield	350’ IC	Commissioning	—	DODI	—	—	—	—	Commissioning, followed by mobe to Malaysia ending late May 2008; followed by LOI for five-month term in Malaysia in mid 170’s beginning late May and ending late Oct. 2008; followed by mobe to Australia for one-year term with ENI in mid 260’s beginning mid Nov. 2008 and ending late Oct. 2009. Available; actively marketing.
Ocean Scepter	350’ IC	Shipyard	—	DODI	—	—	—	—	Brownsville shipyard completion, commissioning; followed by mobe to international destination and 300-day term contract plus option in high 190’s beginning in third quarter 2008. Available; actively marketing.
NOTES: *Generally, rig utilization rates approach 95-98% during contracted periods; however, utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors. **An LOI is subject to customary conditions, including the execution of a definitive agreement, and as such may not result in a binding contract. Options are un-priced and any extension of contract is subject to mutually agreeable terms and conditions unless otherwise indicated. Indexed contracts generally reprice every 30 days. Mobe revenues (if any) and mobe expenses are deferred, and generally are amortized over the life of the contract. GOM = Gulf of Mexico. ***Dayrate range disclosed pursuant to terms of contract.

5	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF May 12, 2008
EXPECTED DOWNTIME LONGER THAN ONE WEEK (Subject to Change)

Expected 1-April - 31-Dec. 2008 Down Days		# Days

Rig	Q2	Q3	Q4	Total	Comments

Shipyard Time
Yorktown	91	25		116	Complete life extension/5-yr. survey, Brazil mobe, accpt. test
Bounty		41		41	5-year survey and maintenance
Nomad		44	8	52	5-year survey and maintenance
Drake		51		51	5-year survey and maintenance
Rover		47		47	5-year survey and maintenance
General	30	22		52	5-year survey and maintenance
Princess		58		58	5-year survey and maintenance
Ambassador	4	77		81	5-year survey and maintenance
Guardian		43		43	North Sea intermediate survey and maintenance
Valiant		78	18	96	5-year survey/replace derrick and other maintenance

	125	486	26	637
Other Downtime
Clipper	40			40	Equipment repair
Whittington			51	51	Complete contract upgrade
Sovereign		19		19	Intermediate survey and install new top drive system
Worker	42	62		104	Mobe to Brazil, prep for contract, contract acceptance testing
Confidence			18	18	Change out thruster

	82	81	69	232

Remaining Total 2008 Non-New-build/Upgrade	207	567	95	869

New-build/Upgrade Downtime	Q2	Q3	Q4	Total

Shield	56			56	Complete construction, commissioning, mobe to Malaysia
Shield			22	22	Mobe to Australia
Scepter	61			61	Complete construction, commissioning
Scepter	??	??		0	Mobe to ??
Monarch	91	92	92	275	Complete upgrade, commissioning, begin mobe to U.S. GOM

Other Non-Survey/Non-Equipment Downtime
Heritage	??			??	Hot stacked (Down 42 days as of May 12, 2008 — Actively Marketing)

2009 Estimated Downtime:
5-year Surveys: Concord (51 days); America (75 days); Champion (35 days); Titan (35 days); Yatzy (42 days)
Intermediate Surveys: (10 days each): Crusader, Summit, Nugget, Heritage, Alliance
Other: Bounty (240 days repower rig and water depth upgrade); Confidence (14-day thruster changeout); Monarch (60 days complete mobe to GOM and rig prep).
NOTE: *Generally, rig utilization rates approach 95-98% during contracted periods
Forward-Looking Statements: The rig status report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may

6	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF May 12, 2008
contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, start and end dates and comments concerning future contracts and availability, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.